SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

SUB-URBAN BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-109903	47-0926492
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		ID Number)

8723 Bellanca Avenue, Building A, Los Angeles, CA 90045
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 670-0132

2222 E. Washington Blvd, Suite B Los Angeles, CA 90021
 (Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 29, 2006, Sub-Urban Brands, Inc. issued a press release announcing the execution of a non-binding Letter of Intent to acquire premium denim brand Reo Starr LLC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

  Exhibit 99.1

  News release issued by the Registrant on September 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUB-URBAN BRANDS, INC

Date: October 3, 2006	/s/ Jack Mott
Jack Mott, Chief Financial Officer and Chief Operating Officer